================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                  JUNE 4, 1998
                                (Date of Report)



                      MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                    1-11718
                             (Commission File No.)


            MARYLAND                                          36-3857664
(State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                     60606
  (Address of principal executive offices)                     (Zip Code)



                                 (312) 474-1122
              (Registrant's telephone number, including area code)


================================================================================

ITEM 2. ACQUISITION OF ASSETS

Manufactured Home Communities, Inc. and its subsidiaries (the "Company") have acquired or gained a controlling interest in 31 manufactured home communities during the period from January 1, 1998 through June 4, 1998. Of these communities, ten were reported on Form 8-K/A dated December 18, 1997. The remaining 21 manufactured home communities are discussed below. The combined purchase price for these 21 manufactured home communities was approximately $110.5 million.

QUAIL MEADOWS,  RIVERBANK, CALIFORNIA

DESCRIPTION OF PROPERTY
On January 8, 1998, the Company acquired Quail Meadows located in Stanislaus County, California. Quail Meadows is a 146-site family manufactured home community. Amenities include: a swimming pool, playground, and basketball courts. As of March 31, 1998, occupancy was 98%.

TERMS OF PURCHASE
The purchase price of Quail Meadows was approximately $4.7 million. The Company purchased the community from the Guido G. Segarini Family Trust and the Ubaldi Living Trust. The acquisition was funded with a borrowing under the Company's line of credit.

SHERWOOD FOREST RV RESORT, KISSIMMEE, FLORIDA

DESCRIPTION OF PROPERTY
On April 30, 1998, the Company acquired Sherwood Forest RV Resort. Sherwood Forest RV Resort is a 512-site recreational vehicle ("RV") community located adjacent to one of the Company's communities in Osceola County, Florida. The acquisition included an adjacent 33-acre parcel available for expansion sites. Amenities include: a swimming pool, spa, playground, laundry facilites, barbeque area, clubhouse and tennis courts. Occupancy fluctuates based on seasonality.

TERMS OF PURCHASE
The purchase price of Sherwood Forest RV Resort was approximately $7.0 million. The Company purchased the property from Florida Sherwood Forest, Ltd., a California Limited Partnership. The acquisition was funded with a borrowing under the Company's line of credit.

CASA DEL SOL III, PEORIA, ARIZONA

DESCRIPTION OF PROPERTY
On May 14, 1998, the Company acquired Casa del Sol III. Casa del Sol III is a 238-site senior community located adjacent to one of the Company's communities
in Maricopa County, Arizona.   Amenities include:  a swimming pool, jacuzzi, and
clubhouse with billiards, a library, card room, exercise room and laundry facilities. As of March 31, 1998, occupancy was 94%.

TERMS OF PURCHASE
The purchase price of Casa Del Sol III was approximately $9.8 million. The Company purchased the property from Buzz Kroger's Casa Del Sol Resorts L.L.C., an Arizona limited liability company. The acquisition was funded with a borrowing under the Company's line of credit.

THE COLLEGE HEIGHTS TRANSACTION

On June 4, 1998, the Company entered into a joint venture agreement with Wolverine Investors L.L.C. to acquire the following 18 manufactured home communities (the "College Heights Communities"). The aggregate purchase price for the College Heights Communities was approximately $89 million. The Company contributed approximately $19 million to the joint venture; Wolverine Investors L.L.C. contributed approximately $2.0 million to the joint venture and the remainder of the acquisition was funded with a borrowing from a bank of approximately $68 million. The Company's $19 million contribution to the joint venture was funded with a borrowing under the Company's line of credit.

AMERICANA ESTATES, KALAMAZOO, MICHIGAN

DESCRIPTION OF PROPERTY
Americana Estates is a 161-site family community located in Kalamazoo County, Michigan. Amenities include: a clubhouse, playground, swimming pool and laundry facilities. As of March 31, 1998, occupancy was 98%.

APPLETREE, WALKER, MICHIGAN

DESCRIPTION OF PROPERTY
Appletree is a 238-site family community located in Kent County, Michigan. Amenities include: a clubhouse, laundry facilities, fenced storage area, swimming pool, playground and lake. As of March 31, 1998, occupancy was 95%.

BRIGHTON VILLAGE, BRIGHTON, MICHIGAN

DESCRIPTION OF PROPERTY
Brighton Village is a 196-site family community located in Livingston County, Michigan. Amenities include: a clubhouse and a fenced storage area. As of March 31, 1998, occupancy was 83%.

COLLEGE HEIGHTS PARK, AUBURN HILLS, MICHIGAN

DESCRIPTION OF PROPERTY
College Heights Park is a 161-site senior community located in Oakland County, Michigan. Amenities include: a clubhouse, storage area, swimming pool and laundry facilities. As of March 31, 1998, occupancy was 97%.

GROVELAND MANOR, HOLLY, MICHIGAN

DESCRIPTION OF PROPERTY
Groveland Manor is a 186-site family community located in Oakland County, Michigan. Amenities include: a swimming pool, playground, basketball court, storage building and fenced RV storage area. As of March 31, 1998, occupancy was 92%.

HILLCREST ACRES, KALAMAZOO, MICHIGAN

DESCRIPTION OF PROPERTY
Hillcrest Acres is a 150-site mixed family and adult community located in Kalamazoo County, Michigan. Amenities include: a clubhouse, swimming pool, storage facility, and laundry facilities. As of March 31, 1998, occupancy was 98%.

METRO PARK, ROMULUS, MICHIGAN

DESCRIPTION OF PROPERTY
Metro Park is a 227-site family community located in Wayne County, Michigan. Amenities include: a clubhouse, swimming pool and laundry facilities. As of March 31, 1998, occupancy was 89%.

RIVERVIEW ESTATES, BAY CITY, MICHIGAN

DESCRIPTION OF PROPERTY
Riverview Estates is a 198-site family community located in Bay County, Michigan. Amenities include: a clubhouse, fenced storage area and utility garage, playground, and basketball courts. As of March 31, 1998, occupancy was 88%.

ROYAL VILLAGE, TOLEDO, OHIO

DESCRIPTION OF PROPERTY
Royal Village is a 233-site family community located in Lucas County, Ohio. Amenities include: a clubhouse, swimming pool, and fenced storage area. As of March 31, 1998, occupancy was 98%.

SOUTH LYON WOODS, SOUTH LYON, MICHIGAN

DESCRIPTION OF PROPERTY
South Lyon Woods is a 211-site family community located in Oakland County, Michigan. Amenities include: a clubhouse, laundry facilities, two playgrounds, and a RV storage area. As of March 31, 1998, occupancy was 99%.

WILLOW RUN ESTATES, YPSILANTI, MICHIGAN

DESCRIPTION OF PROPERTY
Willow Run Estates is a 184-site family community located in Washtenaw County, Michigan. Amenities include: a clubhouse, swimming pool, playground, basketball court and laundry facilities. As of March 31, 1998, occupancy was 97%.

BOULEVARD ESTATES, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Boulevard Estates is a 288-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse, laundry and storage facilities, swimming pool, and shuffleboard courts. As of March 31, 1998, occupancy was 93%.

BRITTANY ESTATES, TALLAHASSEE, FLORIDA

DESCRIPTION OF PROPERTY
Brittany Estates is a 298-site senior community located in Leon County, Florida. Amenities include: a clubhouse, playground, tennis courts, fenced storage area, and laundry facilities. As of March 31, 1998, occupancy was 90%.

CHALET VILLAGE, TAMPA, FLORIDA

DESCRIPTION OF PROPERTY
Chalet Village is a 60-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse and swimming pool. As of March 31, 1998, occupancy was 89%.

DOWN YONDER, LARGO, FLORIDA

DESCRIPTION OF PROPERTY
Down Yonder is a 361-site senior community located in Pinellas County, Florida. Amenities include: two clubhouses with a kitchen and library/pool room, a swimming pool, shuffleboard, and laundry facilities. As of March 31, 1998, occupancy was 98%.

FERNWOOD, DELAND, FLORIDA

DESCRIPTION OF PROPERTY
Fernwood is a 92-site senior community located in Volusia County near Daytona Beach, Florida. Amenities include: laundry facilities, a storage facility and basketball court. As of March 31, 1998, occupancy was 97%.

FRIENDLY VILLAGE OF KAPOK, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Friendly Village of Kapok is a 236-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse with a kitchen, billiards room and laundry facilities, swimming pool, shuffleboard, playground, and barbeque area. As of March 31, 1998, occupancy was 88%.

SATELLITE PARK, CLEARWATER, FLORIDA

DESCRIPTION OF PROPERTY
Satellite Park is a 87-site senior community located in Pinellas County, Florida. Amenities include: a clubhouse and laundry facilities. As of March 31, 1998, occupancy was 92%.

                      MANUFACTURED HOME COMMUNITIES, INC.

              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS





                      REQUIRED UNDER ITEM 7(b) OF FORM 8-K

                      MANUFACTURED HOME COMMUNITIES, INC.
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   UNAUDITED


The following unaudited Pro Forma Condensed Consolidated Balance Sheet presents the effect of the acquisition of the College Heights Communities, Sherwood Forest RV Resort, Casa del Sol III, and the Ellenburg Communities which the Company closed on the second quarter of 1998. Quail Meadows is included in the Historical Balance Sheet as of March 31, 1998 and the acquisition of the remaining 1998 Previously Acquired Properties (as defined below) and the College Heights Communities is described in Note A and Note B of the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the quarter ended March 31, 1998 presents the effect of the following acquisitions as if they had occurred on January 1, 1998: (i) Quail Meadows on January 8, 1998; Sherwood Forest RV Resort on April 30, 1998; Casa del Sol III on May 14, 1998; and the Ellenburg Communities which the Company closed on in 1998 (collectively, the "1998 Previously Acquired Properties"); and (ii) the College Heights Communities on June 4, 1998.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 has been presented as if the following transactions had occurred on January 1, 1997: (i) the acquisition of California Hawaiian on March 14, 1997, the acquisition of Golf Vista Estates on March 27, 1997, the capital lease on Golden Terrace South, which was accounted for as a purchase, entered into on May 29, 1997, and the acquisition of Arrowhead Village on September 16, 1997 (collectively, the "1997 Acquired Properties); (ii) the acquisition of seventeen manufactured home communities, a 50% general partnership interest in one community, and two commercial properties (collectively, the "MPW Properties") on August 29, 1997; (iii) the acquisition of the Ellenburg Communities; (iv) the acquisition of the 1998 Previously Acquired Properties, and (v) the acquisition of the College Heights Communities.

In addition, the Pro Forma Condensed Consolidated Financial Statements include 1,048,049 shares of common stock issued by the Company on April 23, 1998. The Company sold the shares to Merrill Lynch, Pierce, Fenner & Smith Incorporated, who deposited the shares of common stock with the trustee of the Equity Investor Fund Cohen & Steers Realty Majors Portfolio, a unit investment trust (the"Trust") in exchange for units in the Trust. The offering price per share was $25.4375, the closing price on April 23, 1998, resulting in gross offering proceeds of approximately $26.7 million. Net of the underwriter's discount and offering expenses, the Company received approximately $25 million.

The following unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1997 or January 1, 1998.

The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements and Combined Statements of Revenue and Certain Expenses (included elsewhere herein).

                      MANUFACTURED HOME COMMUNITIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                                  (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)



                                                                            1998 Previously      College Heights
                                                                          Acquired Properties      Communities
                                                              Historical          (A)                  (B)            Pro Forma
                                                              ----------          ---                  ---            ----------
ASSETS
Rental property, net....................................      $  910,433      $    123,935         $    84,562        $1,118,930
Cash and cash equivalents...............................           3,454               ---               2,343             5,797
Short term investments..................................           9,370               ---                 ---             9,370
Notes receivable........................................          13,488               ---                 ---            13,488
Investment in and advances to affiliates................           6,958               ---                 ---             6,958
Investment in joint ventures............................           6,507               ---                 ---             6,507
Rents receivable........................................             973               ---                 ---               973
Deferred financing costs, net...........................           3,259               ---                 716             3,975
Other assets............................................           5,703               ---               1,810             7,513
                                                              ----------      ------------         -----------        ----------
   Total assets.........................................      $  960,145      $    123,935         $    89,431        $1,173,511
                                                              ==========      ============         ===========        ==========
LIABILITIES AND EQUITY
Liabilities
   Mortgage notes payable...............................      $  409,515      $     25,762         $    67,640        $  502,917
   Term loan............................................          60,000            40,000                 ---           100,000
   Line of credit.......................................          84,000            32,900              19,100           136,000
   Other notes payable..................................           6,500               ---                 ---             6,500
   Other liabilities....................................          41,164               ---                 791            41,955
                                                              ----------      ------------         -----------        ----------
   Total liabilities....................................         601,179            98,662              87,531           787,372
                                                              ----------      ------------         -----------        ----------

Minority interests......................................          68,309               ---               1,900            70,209
                                                              ----------      ------------         -----------        ----------

Stockholders' equity
   Common stock, $.01 par value.........................             250                10                 ---               260
   Paid-in capital......................................         332,732            25,263                 ---           357,995
   Employee notes.......................................          (5,062)              ---                 ---            (5,062)
   Distributions in excess of accumulated earnings......         (37,263)              ---                 ---           (37,263)
                                                              ----------      ------------         -----------        ----------
   Total stockholders' equity...........................         290,657            25,273                 ---           315,930
                                                              ----------      ------------         -----------        ----------

   Total liabilities and stockholders' equity...........      $  960,145      $    123,935         $    89,431        $1,173,511
                                                              ==========      ============         ===========        ==========

_______________
(A) Reflects the acquisitions of Sherwood Forest RV Resort on April 30, 1998, Casa del Sol III on May 14, 1998, and the Ellenburg Communities closed during the second quarter of 1998. The amounts presented include the initial purchase price as well as assets and liabilities assumed and subsequent closing costs incurred in the acquisitions. The amounts also reflect additional borrowings under the Company's line of credit for the acquisitions. Also, the amounts reflect the issuance of 1,048,049 shares of common stock on April 23, 1998 for approximately $25 million which was used to paydown the Company's line of credit.

(B) Reflects the acquisition of the College Heights Communities on June 4, 1998. In connection with this acquisition, the amounts presented include the initial purchase price as well as assets and liabilities assumed and subsequent closing costs incurred in the acquisition. The amounts also reflect a $67.6 million borrowing from a bank, a borrowing under the Company's line of credit for the acquisition of the College Heights Communities and the minority interest contribution.

                      MANUFACTURED HOME COMMUNITIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 1998
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                1998 Previously       College Heights
                                                              Acquired Properties       Communities       Adjustments
                                                  Historical          (A)                   (B)               (C)      Pro Forma
                                                  ----------  -------------------     ---------------     -----------  ---------
Revenues:
  Base rental income...........................      $37,208          $3,564             $2,783            $    --       $43,555
  Utility and other income.....................        6,711           1,061                172                 --         7,944
  Equity in income of affiliates...............          169              --                 --                 --           169
  Interest income..............................          784              --                 --                  3           787
                                                     -------          ------             ------            -------       -------
    Total revenues.............................       44,872           4,625              2,955                  3        52,455
                                                     -------          ------             ------            -------       -------
Expenses:
  Property operating & maintenance.............       12,112           1,627                918                 --        14,657
  Real estate taxes............................        3,558             375                279                 --         4,212
  Property management..........................        1,782              --                168                (49)        1,901
  General and administrative...................        1,596              --                 --                 --         1,596
  Interest and related amortization............       10,121              --                 --              3,603        13,724
  Depreciation on corporate assets.............          294              --                 --                 --           294
  Depreciation on real estate assets
   and other costs.............................        5,823              --                 --                636         6,459
                                                     -------          ------             ------            -------       -------
    Total expenses.............................       35,286           2,002              1,365              4,190        42,843
                                                     -------          ------             ------            -------       -------
Income before allocation to minority
 interests.....................................        9,586          $2,623             $1,590            $(4,187)        9,612
                                                                      ======             ======            =======
(Income) allocated to minority
 interests.....................................       (1,821)                                                             (1,825)
                                                     -------                                                             -------

Net income.....................................      $ 7,765                                                             $ 7,787
                                                     =======                                                             =======

Net income per common share - basic............      $   .31                                                             $   .30
                                                     =======                                                             =======
Net income per common share - diluted..........      $   .31                                                             $   .30
                                                     =======                                                             =======

Weighted average common
 shares outstanding - basic....................       24,805                                                 1,048        25,853
                                                     =======                                                ======       =======
Weighted average common
 shares outstanding - fully diluted............       31,095                                                 1,048        32,143
                                                     =======                                                ======       =======

---------------

(A) Reflects the results of operations of the 1998 Previously Acquired Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1998 through the earlier of the respective acquisition dates or March 31, 1998 for each of the properties.

(B) Reflects the results of operations of the College Heights Communities. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are the revenues and certain expenses for the College Heights Communities for the quarter ended March 31, 1998 as contained in the Combined Statement of Revenue and Certain Expenses included elsewhere herein.

(C)  Reflects the following adjustments:


Interest income:
  Interest income on amounts deposited into escrow in connection with the acquisition of the
     College Heights Communities ..................................................................  $    1
  Interest income on working capital contribution in connection with the acquisition of the
     College Height Communities ...................................................................       2
                                                                                                     ------
                                                                                                     $    3
                                                                                                     ======

Property management:
  Adjustment of management fees to actual percentage to be paid by Company ........................  $ (49)
                                                                                                     ======

Interest and related amortization:
  Interest associated with a $67.6 million borrowing from a bank for the acquisition of the College Heights Communities bearing interest at  7.19% ................................  $1,216
  Amortization of loan fees .......................................................................      18
  Interest associated with debt assumed in the Ellenburg transaction bearing interest at an average
     rate of 7.0%, which reflects effective rates .................................................   1,716
  Interest associated with amounts borrowed under the Company's line of credit bearing interest at Libor plus 1.125%.  For 1998, the Company has a $100 million swap in place
     at an all-in rate of 7.4%. ...................................................................     664
  Adjustment of unused facility fee on the Company's unused portion of the line of credit .........    (11)
                                                                                                     ------
                                                                                                     $3,603
                                                                                                     ======
Depreciation:
  Reflects depreciation based on real property acquired  in the amount $101.8 million, less approximately 25% allocated to land, and depreciated over a 30-year life for real property.  Depreciation for the 1998 Previously Acquired Properties reflects depreciation from January 1, 1998 through the earlier of the acquisition dates or March 31, 1998 for each property ............................................................................  $  636
                                                                                                     ======

                      MANUFACTURED HOME COMMUNITIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)





                                                                   1997 Acquired                                Ellenburg
                                                     Historical    Properties (A)       MPW Properties (B)    Communities (C)
                                                    ----------     -----------------    ------------------    ---------------
Revenues:
  Base rental income..............................    $108,984         $2,749               $11,314              $36,771
  Utility and other income........................      11,785            278                 1,455                3,148
  Equity in income of affiliates..................         800             --                    --                   --
  Interest income.................................       1,941             --                   231                   --
                                                      --------         ------               -------              -------
    Total revenues................................     123,510          3,027                13,000               39,919
                                                      --------         ------               -------              -------
Expenses:
  Property operating & maintenance................      32,343            821                 5,841               13,896
  Real estate taxes...............................       8,352            255                   542                3,340
  Property management.............................       5,079             --                    --                   --
  General and administrative......................       4,559             --                    --                   --
  Interest and related amortization...............      21,753             86                    --                   --
  Depreciation on corporate assets................         590             --                    --                   --
  Depreciation on real estate assets
   and other costs................................      17,365             --                    --                   --
                                                      --------         ------               -------              -------
    Total expenses................................      90,041          1,162                 6,383               17,236
                                                      --------         ------               -------              -------
Income before allocation to
 minority interests and extraordinary loss
 on early extinguishment of debt..................      33,469         $1,865               $ 6,617              $22,683
                                                                       ======               =======              =======
Income allocated to minority
 interests........................................      (4,373)
                                                      --------
Income before extraordinary loss
 on early extinguishment of debt..................      29,096
Extraordinary loss on early
 extinguishment of debt (net of
 $105 allocated to minority interests)............        (451)
                                                      --------

Net income........................................    $ 28,645
                                                      ========

Net income per common share before
extraordinary item - basic........................    $   1.18
                                                      ========
Net income per common share.......
before extraordinary item - diluted...............    $   1.16
                                                      ========

Net income per common share - basic...............    $   1.16
                                                      ========
Net income per common share - diluted.............    $   1.15
                                                      ========

Weighted average common shares
outstanding - basic...............................      24,689
                                                      ========
Weighted average common
 shares outstanding - diluted.....................      28,762                              $ 1,985
                                                      ========                              =======



                                                         1998 Previously
                                                       Acquired Properties       College Heights   Adjustments
                                                               (D)               Communities (E)       (F)          Pro Forma
                                                       -------------------       ---------------   -----------      ---------
Revenues:
  Base rental income................................           $4,817              $10,769          $      --       $175,404
  Utility and other income..........................            1,224                  621                 --         18,511
  Equity in income of affiliates....................               --                   --                 --            800
  Interest income...................................               --                   --                109          2,281
                                                               ------              -------          ---------       --------
    Total revenues..................................            6,041               11,390                109        196,996
                                                               ------              -------          ---------       --------
Expenses:
  Property operating & maintenance..................            2,132                3,389             (1,677)        56,745
  Real estate taxes.................................              239                1,190                            13,918
  Property management...............................               --                  647              2,101          7,827
  General and administrative........................               --                   --                600          5,159
  Interest and related amortization.................               --                   --             33,501         55,340
  Depreciation on corporate assets..................               --                   --                 --            590
  Depreciation on real estate assets
   and other costs..................................               --                   --             13,050         30,415
                                                               ------              -------          ---------       --------
    Total expenses..................................            2,371                5,226             47,575        169,994
                                                               ------              -------          ---------       --------
Income before allocation to
 minority interests and extraordinary loss
 on early extinguishment of debt....................           $3,670              $ 6,164          $ (47,466)        27,002
                                                               ======              =======          =========
Income allocated to minority
 interests..........................................                                                                  (3,527)
                                                                                                                    --------
Income before extraordinary loss
 on early extinguishment of debt....................                                                                  23,475
Extraordinary loss on early
 extinguishment of debt (net of
 $105 allocated to minority interests)..............                                                                    (451)
                                                                                                                    --------
Net income..........................................                                                                $ 23,024
                                                                                                                    ========
Net income per common share before
 extraordinary item - basic.........................                                                                $    .91
                                                                                                                    ========

Net income per common share.......
 before extraordinary item - diluted................                                                                $    .90
                                                                                                                    ========
Net income per common share - basic.................                                                                $    .89
                                                                                                                    ========
Net income per common share - diluted...............                                                                $    .88
                                                                                                                    ========
Weighted average common shares
 outstanding - basic................................                                                    1,048         25,737
                                                                                                    =========       ========
Weighted average common
shares outstanding - diluted........................                                                    1,048         31,795
                                                                                                    =========       ========

-------------
(A) Reflects the results of operations of the 1997 Acquired Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1997 through the respective acquisition dates for each of the properties.

(B) Reflects the results of operations of the MPW Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1997 through the date of acquisition and are based on the Combined Statement of Revenue and Certain Expenses which were included in the Company's Form 8-K/A dated August 29, 1997.

(C) Reflects the results of operations of the Ellenberg Communities. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are the revenues and certain expenses of the Ellenburg Communities for the year ended December 31, 1997 based on annualizing the Combined Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 included in the Company's Form 8-K/A dated December 18, 1997.

(D) Reflects the results of operations of the 1998 Previously Acquired Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1997 through December 31, 1997.

(E) Reflects results of operations of the College Heights Communities. The amounts presented for rental revenues, property operating and maintenance and real estate taxes are the revenues and certain expenses of the College Heights Communities for the year ended December 31, 1997 as contained in the Combined Statements of Revenues and Certain Expenses included elsewhere herein.

(F) Reflects the following adjustments:




Interest income:
  Interest income on amounts deposited into escrow in connection with the acquisition of the
     College Heights Communities .............................................................         $      83
  Interest income on working capital contribution in connection with the acquisition of the
     College Height Communities ..............................................................               122
  Reduction of interest income due to the use of working capital for property acquisitions ...               (96)
                                                                                                       ---------
                                                                                                       $     109
                                                                                                       =========

Property operating and maintenance:
  The elimination of third-party management fees where the Company will be providing
     on-site property management .............................................................         $  (1,677)
                                                                                                       =========

Property management:
  Adjustment of management fees at College Heights Communities to reflect actual
     percentage to be paid by the Company ....................................................         $    (192)
  Incremental cost associated with self management of the MPW Properties and Ellenburg
     Communities for the year ended December 31, 1997 ........................................             2,293
                                                                                                       ---------
                                                                                                       $   2,101
                                                                                                       =========

General and administrative:
  Incremental overhead cost associated with the Ellenburg transaction ........................         $     600
                                                                                                       =========

Interest and related amortization:
  Interest associated with a $67.6 million borrowing from a bank for the acquisition
     of the College Heights Communities bearing interest at  7.19% ...........................         $   4,863
  Amortization of loan fees ..................................................................                72
  Interest associated with debt assumed and additional borrowings in the Ellenburg transaction of $239 million bearing interest at an average rate of 7.0%, which reflects the
     effective rates .........................................................................            16,730
  Interest associated with debt assumed in the MPW transaction of $12.6 million
     bearing interest at an average rate of  8.2%, which reflects the actual rates ...........               774
  Interest associated with other notes payable issued in connection with the MPW transaction
     of $6.6 million bearing interest at a rate of 7.5% ......................................               373
  Interest associated with $2.4 million Golden Terrace South note payable bearing
     interest at 9.05% .......................................................................                91
  Interest associated with amounts borrowed under the Company's line of credit bearing interest at Libor plus 1.125%, which based on the 30-day Libor rate at the time
     of borrowings was 7.4% ..................................................................            10,779
  Adjustment of unused facility fee on the Company's unused portion of the line of credit ....              (181)
                                                                                                       ---------
                                                                                                       $  33,501
                                                                                                       =========
Depreciation:
  Reflects depreciation based on real property acquired in the amount $570 million, less approximately 25% allocated to land, excluding those MPW Properties covered by ground leases, in the amount of $134 million and depreciated over a 30-year life for real property.  Depreciation for the 1997 Acquired Properties, MPW Properties and Ellenburg
     Communities reflects depreciation from January 1, 1997 through the respective acquisition
     dates for each property .................................................................         $  13,050
                                                                                                       =========

                          COLLEGE HEIGHTS COMMUNITIES









                                                  COMBINED STATEMENTS OF REVENUE
                                                            AND CERTAIN EXPENSES
                                                YEAR ENDED DECEMBER 31, 1997 AND
                                   THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

                                                  COLLEGE HEIGHTS COMMUNITIES

                                                                     CONTENTS


================================================================================


        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                  3


        COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES                 4


        NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES      5-7

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors of
Manufactured Home Communities, Inc.
Chicago, Illinois

We have audited the accompanying combined statement of revenue and certain expenses of College Heights Communities, consisting of 18 manufactured homes communities, for the year ended December 31, 1997. The combined statement of revenue and certain expenses is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined statement of revenue and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission, for inclusion in the Form 8-K/A of Manufactured Home Communities, Inc. As described in Note 1, this financial statement excludes certain expenses and is not intended to be a complete presentation of College Heights Communities' combined revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of College Heights Communities for the year ended December 31, 1997, pursuant to the basis of presentation as described in Note 1, in conformity with generally accepted accounting principles.



Troy, Michigan                                       BDO SEIDMAN, LLP
July 15, 1998

                                                  COLLEGE HEIGHTS COMMUNITIES

                          COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


================================================================================

                                             Year Ended          Three Months
                                      December 31, 1997  Ended March 31, 1998
                                                                   (Unaudited)
-----------------------------------------------------------------------------
REVENUE
 Rental income                              $10,768,706            $2,782,812
 Other                                          620,819               171,516
-----------------------------------------------------------------------------

TOTAL REVENUE                                11,389,525             2,954,328
-----------------------------------------------------------------------------

EXPENSES
 Real estate taxes                            1,190,425               278,535
 Repairs and maintenance                      1,138,381               251,294
 Utilities                                    1,038,333               285,038
 Management fees (Note 3)                       647,356               167,539
 General and administrative                     580,255               218,982
 Payroll and benefits                           436,832               113,360
 Insurance                                      194,742                50,240
-----------------------------------------------------------------------------

TOTAL EXPENSES                                5,226,324             1,364,988
-----------------------------------------------------------------------------

REVENUE IN EXCESS OF CERTAIN EXPENSES       $ 6,163,201            $1,589,340
=============================================================================

     See accompanying notes to the combined statements of revenue and certain expenses.

                                                  COLLEGE HEIGHTS COMMUNITIES

             NOTES TO THE COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


================================================================================


1. SUMMARY OF     BASIS OF PRESENTATION
   ACCOUNTING
   POLICIES       The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997, and the three months ended March 31, 1998 (unaudited), were prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Manufactured Home
                  Communities, Inc. (the "Company"). The accompanying financial statements are not representative of the actual operations of the College Heights Communities for the periods presented as certain expenses have been excluded.
                  Excluded expenses consist of interest, depreciation and amortization and other costs not directly related to the future operations of the properties.

                  The accompanying statements of revenue and certain expenses are presented on a combined basis because of common ownership by the general partners and common management.

                  USE OF ESTIMATES

                  The preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                  REVENUE AND EXPENSE RECOGNITION

                  Revenue is recorded in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

                                                  COLLEGE HEIGHTS COMMUNITIES

             NOTES TO THE COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


================================================================================


                    UNAUDITED INTERIM FINANCIAL STATEMENT

                    The combined statement of revenue and certain expenses for the three months ended March 31, 1998, is unaudited. In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the combined revenue and certain expenses of the interim period. All such adjustments are of a normal, recurring nature.

2. DESCRIPTION OF   The following manufactured home communities are included
   PROPERTIES       in the combined statements of revenue and certain
                    expenses:

                                                                       Number
                    Property Name                 Location           of Sites
                    ---------------------------------------------------------
                    Americana Estates             Kalamazoo, MI           161
                    Appletree                     Walker, MI              238
                    Brighton Village              Brighton, MI            196
                    College Heights Park          Auburn Hills, MI        161
                    Groveland Manor               Holly, MI               186
                    Hillcrest Acres               Kalamazoo, MI           150
                    Metro Park                    Romulus, MI             227
                    Riverview Estates             Bay City, MI            198
                    Royal Village                 Toledo, OH              233
                    South Lyon Woods              South Lyon, MI          211
                    Willow Run Estates            Ypsilanti, MI           184
                    Boulevard Estates             Clearwater, FL          288
                    Brittany Estates              Tallahassee, FL         298
                    Chalet Village                Tampa, FL                60
                    Down Yonder                   Largo, FL               361
                    Fernwood                      Deland, FL               92
                    Friendly Village of Kapok     Clearwater, FL          236
                    Satellite Park                Clearwater, FL           87
                    ---------------------------------------------------------

                                                                        3,567
                    =========================================================

                                                   COLLEGE HEIGHTS COMMUNITIES

              NOTES TO THE COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


================================================================================


3. RELATED PARTY    Management fees paid to an affiliated management company
   TRANSACTIONS     were approximately $647,500 for the year ended December
                    31, 1997 and $167,500 (unaudited) for the three months ended March 31, 1998.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                  MANUFACTURED HOME COMMUNITIES, INC.





                                  BY:  /s/ Thomas P. Heneghan
                                       ---------------------------------------
                                       Thomas P. Heneghan
                                       Executive Vice President, Treasurer and
                                         Chief Financial Officer

                                  BY:  /s/ Judy A. Pultorak
                                       ---------------------------------------
                                       Judy A. Pultorak
                                       Principal Accounting Officer






DATE:  August 6, 1998